SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )
Filed by the Registrant [X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

............................................CALL NOW, INC...............................................................
(Name of the Registrant as Specified In Its Charter)

.........................................................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which transaction applies:
.........................................................................................

2. Aggregate number of securities to which transaction applies:
.........................................................................................

3. Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
.........................................................................................

4. Proposed maximum aggregate value of transaction:
.........................................................................................

5. Total fee paid:
.........................................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)
and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
.........................................................................................

2. Form, Schedule or Registration Statement No.:
.........................................................................................

3. Filing Party:
.........................................................................................

4. Date Filed:
.........................................................................................

CALL NOW, INC.
1 Retama Parkway
Selma, Texas 78154

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 20, 2004

To our Stockholders:

 The 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Call Now,
Inc. (the "Company"), will be held at 11:00 a.m. on May 20, 2004 at the Mirage Hotel,
3400 S. Las Vegas Boulevard, Las Vegas, Nevada, for the following purposes as more fully described in the accompanying Proxy Statement:

(1) To elect the four directors;

(2) To approve the selection of Clyde Bailey, PC as our independent auditor; and

(3) To transact such other business as may properly come before the meeting.

 Stockholders of record at the close of business on March 25, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. All stockholders are cordially invited to attend the Annual Meeting in person.
Stockholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting in person may revoke their proxy and vote their shares in person.
Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

       By Order of the Board of Directors

April 5, 2004
                                                       Thomas R. Johnson
                                                       President

CALL NOW, INC.
1 Retama Parkway
Selma, Texas 78154

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 20, 2004

 This Proxy Statement is furnished to the holders of Common Stock (the
"Common Stock"), of Call Now, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of the enclosed proxy for use at the Annual
Meeting of Stockholders to be held on May 20, 2004 (the "Annual Meeting"), or at any adjournment thereof.  The purposes of the Annual Meeting and the matters to be acted upon are set forth is the accompanying Notice of Annual Meeting of Stockholders.  As of
the date of this Proxy Statement, the Board of Directors is not aware of any other matters which will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

 Proxies for use at the Annual Meeting are being solicited by the Board of
Directors of the Company. Proxies will be mailed to stockholders on or about April 6,
2004 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of Common Stock and will reimburse them for their reasonable expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the Annual Meeting, officers, agents and employees of the Company may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished.  All expenses incurred in connection with this solicitation will be borne by the
Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum at the Annual Meeting otherwise might not be obtained.

Revocability and Voting of Proxy

 A proxy for use at the Annual Meeting and a return envelope for the proxy are enclosed. Any stockholder who gives a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.  All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.  If no instructions are given, proxies will be voted FOR the election of the nominees of the Board of Directors and FOR Proposal No. 2.

Record Date and Voting Rights

 Only stockholders of record at the close of business on March 25, 2004 are entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  On
March 25, 2004, there were 2,893,482 shares of Common Stock outstanding.  Each such share of Common Stock is entitled to one vote on each of the matters to be presented at the Annual Meeting.  The holders of a majority of the voting rights outstanding represented by shares of Common Stock present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting.

 Proxies marked "withheld" as to any director nominee or "abstain" or "against" as to a particular proposal and broker non-votes will be counted for purposes of determining the presence or absence of a quorum.

 "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of proxies marked "withheld" as to any director nominee or "abstain" or "against" as to a particular proposal and broker non-votes on Proposals Nos. 1 and 2 is discussed under each respective Proposal.

Beneficial Ownership of Capital Stock

 The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 24, 2004 by (i) each stockholder who is known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (ii) each current director and nominee for director of the
Company, (iii) each of the Company's executive officers named in the Summary
Compensation Table, and (iv) by all executive officers and directors of the Company as a group. The information as to each person or entity has been furnished by such person or group.

       Shares Beneficially Owned (1)

       Name and Address(2)                    Number of Shares          Percent of
                                                                           Class

          Christopher J. Hall                    2,589,423               79.4%
          Thomas R. Johnson                         40,141                *
          Bryan P. Brown                            33,334                *
          William M. Allen                         200,000                6.9%
       All executive officers and directors
            a  group (4 persons)
                 2,862,897               86.8%

* less than 2%

 (1) Applicable percentage of ownership at March 24, 2004, is based upon 2,893,482 shares of
Common Stock outstanding. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares shown as beneficially owned. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 24, 2004, are deemed outstanding for computing the shares and percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or entity.

(2) The address of all stockholders is the Company's offices at 1 Retama Parkway, Selma, TX 78154.

(3) Includes shares which may be acquired within 60 days by exercise of common stock purchase options as follows: Hall - 366,668 shares, Johnson - 33,334 shares and Brown - 33,334 shares.

PROPOSAL  NO. 1

ELECTION OF DIRECTORS

 Currently, there are four members of the Board of Directors. Directors are elected at each annual stockholders' meeting to hold office until the next annual meeting or until their successors are elected and have qualified. Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for the four nominees named below.

 Each nominee has indicated that he is willing and able to serve as director if elected. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no
reason to believe that any of the nominees will be unavailable to serve.

 The names and certain information concerning the four nominees for election as directors are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE
ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

 Vote Required

 The four nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast "FOR" a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Broker non-votes and proxies marked "withheld"
as to one or more nominees will result in the respective nominees receiving fewer votes.
However, the number of votes otherwise received by the nominee will not be reduced by such action.

The Nominees of the Board of Directors

 The following sets forth certain information about the nominees of the Board of
Directors for election of directors at the Annual Meeting.  Each of the nominees currently serves on the Board of Directors.  None of the nominees is considered to be an
"independent director" under the corporate governance rules of the NASDAQ Stock
Market.

 William M. Allen was President from June 1992 to 1997 and a director since
June 1992 and Chairman from February 1997 to November 2001.  He has been managing partner of Black Chip Stables from 1982 to date and President of Doric, Inc. from 1985 until its merger with the Company in 1994.  He has served as President of Kamm
Corporation since 1985.  He was Chairman and CEO of Academy Insurance Group from
1975 to 1984.  His age is 76.  Mr. Allen is the father-in-law of Bryan P. Brown.

 Bryan P. Brown has served as director since 1997.  He was President from 1997 to December 1998.  He was previously President of Riverwood, a master planned golf course in Port Charlotte, Florida.  He served as Treasurer of the Mariner Group, Inc. and
Assistant Vice President of First Union National Bank and First Republic Bank.  He also serves as CEO of the Company's 80% owned subsidiary, Retama Entertainment Group,
Inc.  His age is 42.

 Christopher J. Hall has served as director since November 2001.  He has been self-employed as a municipal securities trader since 1998.  From 1985 to 1998 he was a principal and chief financial officer of Howe, Solomon & Hall, Inc. ("HSH"), a registered broker-dealer specializing in municipal securities.  He has been a director of CSP, Inc., a
NASDAQ-listed computer services company, since November 2002.  His age is 45.

 Thomas R. Johnson has served as President, Chief Executive Officer and director since November 2001.  He was a self-employed trader of municipal bonds from
May 1999 to 2001.  He was a research analyst and account executive for Howe, Solomon
& Hall, Inc. a registered broker-dealer specializing in municipal securities, from August
1989 to May 1999.  His age is 36.

Attendance at Meetings

 The Board of Directors held four meetings during the year ended December 31,
2003.  Each director attended each such meeting.

Information about the Nominating Process

      The Company's Board of Directors has a Nominating Committee which undertakes the activities of identifying, evaluating and recommending nominees to serve as Directors.  Currently, all of the members of the Company's Board of Directors serve on the Nominating Committee.  The Board believes that it is appropriate for all of its members to serve on the Nominating Committee because there are only four directors and the Board believes that such number is sufficient to enable it to undertake the activities of the Nominating Committee.  The persons who currently serve as Directors of the Company and members of the Nominating Committee are William M. Allen, Bryan
P. Brown, Christopher J. Hall and Thomas R. Johnson.  None of these Directors are considered independent as defined in the corporate governance rules of the NASDAQ
Stock Market.

      The Board of Directors has adopted a charter for the Nominating Committee, a copy of which is attached to this Proxy Statement.

Nomination of Director Candidates by Stockholders

      The policy of the Nominating Committee is to consider nominations of candidates for membership on the Board of Directors which are submitted by stockholders. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to Thomas R. Johnson, President of Call Now, Inc. at
1 Retama Parkway, Selma, TX 78154.   In addition, stockholders may nominate directors
for election at any an annual meeting by attending the meeting and offering the candidates into nomination at the time of the election of Directors at the meeting.  For a shareholder nominee to be included in the Company's Proxy Statement for such meeting the shareholder must give timely notice to the Company's President within the time period described below under "Shareholder Proposals."

Director Qualifications

      The Nominating Committee has not established any minimum qualifications for nomination as a Director of the Company but has identified the following qualities and skills as necessary for its Directors to possess:

* Integrity
* Ability to objectively analyze complex business problems and develop creative solutions
* Pertinent expertise, experience and achievement in education, career and community
* Familiarity with issues affecting the Company's business
* Availability to fulfill time commitment
* Ability to work well with other Directors
* Commitment to enhancing stockholder value

Identifying and Evaluating Nominees for Directors

      Candidates for director may come from a number of source including, among others, recommendations from current directors, recommendations from management, third-party search organizations, and stockholders.  Director candidates are evaluated to determine whether they have the qualities and skills set forth above.  Such evaluation may be by personal interview, background investigation and other appropriate means.

Director Attendance at the Annual Meeting

      It is the Company's policy to require all of its Directors to attend the Annual
Meeting of Stockholders.  All of the Company's directors attended the 2003 Annual
Meeting.

Shareholder Communications with the Board

      Stockholders may communicate with the Board in writing by addressing mail to
"Board of Directors, Call Now, Inc., 1 Retama Parkway, Selma, TX 78154."  Any such communication will be distributed to each of the Company's Directors.  A communication to any individual Director at the same address will be distributed only to that Director.

Other Committees

 The Board of Directors has not established an audit committee or compensation committee.

Audit Committee Financial Expert

    The Board has determined that Thomas R. Johnson is an audit committee financial expert as defined by Item 401(e)(2) of Regulation S-B of the Securities
Exchange Act of 1934. Mr. Johnson is not independent within the meaning of Item
7(d)(iv) of Schedule 14A under the Exchange Act.
Section 16(a) Beneficial Ownership Reporting Compliance

 Based solely upon a review of the copies of Forms 3 and 4 and 5 thereto furnished to the Company, or written representations that no annual Form 5 reports were required, the Company believes that all filing requirements under Section 16(a) of the Securities
Act of 1934, as amended  applicable to its directors, officers and any persons holding ten percent (10%) or more of the Company's Common Stock were made with respect to the
Company's fiscal year ended December 31, 2003.

Director Compensation

      We pay our directors $2,000 for attendance at each meeting of the Board of
Directors and reimburse them for their reasonable expenses incurred to travel to such meetings.

 On November 19, 2001 William M. Allen retired as chairman and the Company entered into a three year consulting agreement and non-competition agreement with Mr.
Allen on such date.  We pay Mr. Allen $10,000 per month plus use of an automobile.

Certain Relationships and Related Transactions

      On August 27, 2002 the Company sold $1,765,000 of Retama Development
Corporation Special Facilities Revenue Bonds, Series A, 7.00% due 9/1/33 for cash at a price of $1,765,000 to Christopher J. Hall, a director and controlling shareholder.

Executive Compensation

SUMMARY COMPENSATION TABLE

 The following table sets forth the total compensation paid to the Company's chief executive officer and the other executive officers of the Company and its subsidiaries who received compensation of $100,000 or more during the fiscal year ended December
31, 2003 (the "named executive officers").
                           Annual Compensation               Long Term Compensation
Awards
                                                                      Awards               Payouts
                                                  Other                    Securities
                                                  Annual     Restricted    Underlying      All        Other
                                                  Compen-    Stock         Options/        LTIP       Compen-
                              Salary     Bonus    sation     Award(s)      SARs            Payouts    sation
                         Year     ($)     ($)     ($)          ($)          (#)               ($)       ($)

Thomas R. Johnson,     2003     100,000     -          -          -          -               -          -
President, Chief       2002     100,000     -          -          -          -
Executive Officer      2001      11,500     -          -          -          33,334 shares   -          -

Bryan P. Brown,        2003     175,000     -          -          -          -               -          -
President, Retama      2002     175,000     -          -          -          -               -          -
Entertainment          2001     175,000     -          -          -          -               -          -
Group, Inc.

      Mr. Johnson has a written employment agreement with the Company which automatically renews on a year to year basis.  Either the Company or Mr. Johnson may choose to have the agreement terminate at the end of its then current term by giving 30 days notice prior to the end of the then current term.  In the event the Company terminates the agreement for other than cause as defined in the agreement, Mr. Johnson is entitled to receive his then current salary for a period of two years following such termination.

Stock Options Granted in 2003

      We did not grant any stock options or stock appreciation rights in 2003.

Option Exercises in 2003 and Year-End Values

      The following table sets forth the number of stock options held by the executive officers named in the Summary Compensation Table as of December 31, 2003 and the
value of unexercised in-the-money options held which represents the positive difference between the exercise price and the market price at fiscal year end of $2.10 per share.  No executive exercised any options during 2003.  There were no stock appreciation rights exerised or held by the named executive officers.

                                  Number of Unexercised Options               Value of
Unexercised
                                  Unexercised Options                         in-the-money
Option
Name                              at Fiscal Year End(1)                       Fiscal Year
End(1)

Bryan P. Brown                    33,334                                        $32,501

Thomas R. Johnson                 33,334                                        $32,501

(1)  All such options are exercisable.

PROPOSAL  NO. 2

APPROVAL OF INDEPENDENT AUDITOR

 The Board of Directors has recommended the appointment of the firm of Clyde
Bailey, P.C. as our independent auditor for our 2004 financial statements and is requesting the stockholders to approve such appointment.  This firm has been our independent auditor since 1999.

      Fees related to services performed by our independent auditor in 2003 and 2002 were as follows:

                                                  2003                    2002
       Audit Fees(1)                              $11,875               $12,000
       Audit Related Fees                              -                    -
       Tax Fees                                        -                    -
       All Other Fees                                  -                    -
                                                  _______               _______
                   Total                          $11,875               $12,000

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

      The Board of Directors has reviewed and discussed with the Company's management and independent auditor the audited consolidated financial statements of the
Company contained in the Company's Annual Report on Form 10-KSB for the
Company's 2003 fiscal year. The Board has also discussed with the independent auditor the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements.

  The Board has received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1
(Independence Discussions with Audit Committees), and has discussed with its independent auditor its independence from the Company.

      The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

      Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company's
Annual Report on Form 10-KSB for its 2003 fiscal year for filing with the SEC.

Pre-Approval Policies

      The Board's policy is now to pre-approve all audit services and all permitted non-
audit services (including the fees and terms thereof) to be provided by the Company's independent auditor; provided, however, pre-approval requirements for non-audit services are not required if all such services (1) do not aggregate to more than five percent of total revenues paid by the Company to its accountant in the fiscal year when services are provided; (2) were not recognized as non-audit services at the time of the engagement; and (3) are promptly brought to the attention of the Board and approved prior to the completion of the audit.

      The Board pre-approved all fees described above.

 If the appointment of Clyde Bailey, P.C. is not approved by the stockholders, the appointment will be reconsidered by the Board of Directors.  It is not anticipated that a representative of Clyde Bailey, PC will attend the Annual Meeting.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
"FOR" THE APPROVAL OF THE APPOINTMENT OF CLYDE BAILEY, P.C.
AS INDEPENDENT AUDITOR.  All proxies solicited by the Board of Directors will be voted "FOR" Proposal No. 2 unless other instructions are given on your proxy.

Vote Required

 Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote, a quorum being present.  A proxy marked "abstain" or "against" the proposal and broker non-votes will have the effect of a negative vote on the proposal.

STOCKHOLDER PROPOSALS

 Any stockholder desiring to submit a proposal for action at the 2005 Annual
Meeting of Stockholders and presentation in the Company's Proxy Statement with respect to such meeting should arrange for such proposal to be delivered to the Company at its principal place of business no later than November 3, 2004 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.  Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the
Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange
Commission and other laws and regulations to which interested persons should refer.

FINANCIAL INFORMATION AND ANNUAL REPORT ON FORM 10-KSB

 The Company's financial statements for the year ended December 31, 2003 are included in the Company's Annual Report on Form 10-KSB for the year ended
December 31, 2003, which is being mailed to the Company's stockholders with this
Proxy Statement.

OTHER MATTERS

 The Board of Directors is not aware of any other matters to come before the meeting.  If any other matter not mentioned in this Proxy Statement is brought before the meeting, the proxy holders named in the enclosed Proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their judgment.

                                                       By Order of the Board of Directors

April 5, 2004                                          Thomas R. Johnson
                                                       President

CALL NOW, INC.

NOMINATING COMMITTEE CHARTER

Organization

      There shall be a standing committee of the Board of Directors to be known as the
Nominating Committee (the "Committee"). The membership of the Committee shall be comprised of at least four members of the Board of Directors. The Board of Directors shall annually designate the members of the Committee. A majority of the Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting at which a quorum is present shall be the action of the Committee. The Committee shall meet as required, but at least once annually prior to the preparation of the proxy materials to be sent to the Company's stockholders in connection with the annual meeting of stockholders. The Committee shall keep a record of its actions and proceedings, and make a report thereof from time to time to the Board of Directors.

Purposes

      The purposes of the Committee are to identify individuals qualified to become
Board members, consistent with criteria approved by the Board, and to select the director nominees to stand for election at each annual meeting of stockholders.

Responsibilities

      In furthering its objectives, the Committee shall:

      1.  Develop, and recommend to the Board for adoption, qualifications for members of the Board and its committees and criteria for their selection, and periodically review such qualifications and criteria and recommend for adoption by the Board changes which the Committee determines advisable;

      2. Identify, review the qualifications of, and interview potential candidates to fill Board positions, including potential candidates recommended by stockholders;

      3. Review the suitability for continued service as a director of each Board member prior to the expiration of his or her term;

      4. Select the nominees to stand for election at each annual meeting of stockholders; and

      5. Promptly report to the Board the results of its meetings and actions.

Committee Chair

      The Board of Directors may appoint one of the members of the Committee to serve as the Committee Chair. If the Committee Chair is absent from a meeting, another member of the Committee will act as Chair.

Annual Review of Charter

      Not less than annually, the Committee shall review this Charter and recommend to the Board any changes it deems advisable. At any time, the Board of Directors acting on its initiative may amend this Charter, consistent with the rules of the Securities and
Exchange Commission and any applicable stock exchange. Only the full Board of
Directors may amend this Charter.

Meetings and Report to the Board of Directors

       A majority of the Committee members shall constitute a quorum for the transaction of business.  Members may attend a meeting of the Committee by conference telephone. The action of a majority of those present at a meeting at which a quorum is present shall be the action of the Committee. The Committee shall meet as frequently as circumstances require, but at least once annually prior to the preparation of the proxy materials to be sent to the Company's stockholders in connection with the annual meeting of stockholders. The Committee shall keep a record of its actions and proceedings, and the Committee Chair shall report on the meetings of the Committee to the Board of
Directors at the next Board meeting following a Committee meeting.  The Committee may form and delegate authority to subcommittees when appropriate.

Retention of Special Legal, Accounting and Other Consultants

      The Committee shall have the authority to retain, at the Company's expense, special legal, accounting, search firms or other consultants to advise the Committee and to assist it in conducting any investigations deemed necessary by the Committee. The
Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

CALL NOW, INC.
1 Retama Parkway
Selma, TX 78154

 PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Christopher J. Hall and Thomas R. Johnson as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of Common Stock of Call Now, Inc.
held of record by the undersigned on March 25, 2004 at the Annual Meeting of
Stockholders to be held on May 20, 2004, or any adjournment thereof.

      1)     ELECTION OF DIRECTORS

            For all nominees listed below:  /____/

            Withhold authority to vote all nominees listed below:  /____/

      INSTRUCTION:

To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                  William M. Allen
                  Bryan P. Brown
                  Christopher J. Hall
                  Thomas R. Johnson

      2)     PROPOSAL TO APPROVE THE APPOINTMENT OF CLYDE
BAILEY, P.C. AS INDEPENDENT AUDITOR

               For  /____/          Against /____/          Abstain /____/

      3)     In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the nominees listed herein and FOR proposal 2.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated: __________________, 2004
     _________________________________
                                                (signature)

     _________________________________
                                                (signature, if held jointly)

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.